VOYA SENIOR INCOME FUND

(to be renamed "Voya Credit Income Fund")

(the "Fund")

Supplement dated June 28, 2022

to the Fund's Class A, Class C, Class I, Class T and Class W Common Shares

Prospectus dated June 28, 2022

On March 24, 2022, the Board of Trustees of the Fund approved changes to the Fund's name, principal investment strategies, and portfolio management team. These changes are effective on June 30, 2022 (the "Effective Date").

For the period of June 28, 2022 until the Effective Date:

1.The name of the Fund is Voya Senior Income Fund.

2.The "PRINCIPAL INVESTMENT STRATEGIES" section of the Fund's prospectus is replaced in its entirety with the following:

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured senior loans ("Senior Loans"). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Under normal market conditions, the Fund invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada. These Senior Loans are typically rated below investment-grade quality. Investments rated below investment-grade (or of similar quality if unrated) are commonly known as high-yielding, high risk investments or as "junk" investments.

The Senior Loans in which the Fund invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Adviser or Sub-Adviser believes justify treatment as senior debt.

The Fund typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Fund becomes one of a number of lenders investing in the loan. The Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Fund seeks to minimize such counterparty risk by purchasing such investments from large, well established and highly rated counterparties.

3.The "OTHER INVESTMENT STRATEGIES AND POLICIES" section of the Fund's prospectus is replaced in its entirety with the following:

Loans in which the Fund invests typically have multiple interest rate reset periods at the same time, with each reset period applicable to a designated portion of the loan. The maximum duration of an interest rate reset on any loan in which the Fund may invest is one year. In order to achieve overall reset balance, the Fund will ordinarily maintain a dollar-weighted average time until the next interest rate adjustment on its loans of 90 days or less.

Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less.

To seek to increase the yield on the Common Shares, the Fund may engage in lending its portfolio securities. Such lending will be fully secured by investment-grade collateral held by an independent agent.

The Fund may engage in executing repurchase agreements and reverse repurchase agreements.

The Fund may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada; unsecured floating rate loans, notes and other debt instruments; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; corporate debt securities; equity securities incidental to investment in loans; and, subject to 1940 Act limitations, other investment companies such as money market funds. See "Investment Objective and Policies" later in this Prospectus.

The Fund may invest up to 15% of its total assets, measured at the time of investment, in investments denominated in Organization for Economic Co-operation and Development ("OECD") currencies (including the euro), other than the U.S. dollar. The Fund may engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Fund arising from foreign currency fluctuations. The Fund may not be entirely successful in implementing this hedging strategy, which may result in the Fund being adversely affected by foreign currency fluctuations.

4.The "PRINCIPAL RISKS" section of the Fund's prospectus is replaced in its entirety with the following:

Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate with its underlying asset as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that central clearing will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks. In addition, credit default swaps expose the Fund to the risk of improper valuation.

Credit (Loans): Prices of the Fund's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Fund's investments in U.S. dollar - denominated floating rate secured senior loans are expected to be rated below investment grade. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the net asset value will decrease.

Demand for Loans: An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's net asset value to decline and reduce the liquidity of the Fund's loan holdings.

Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Interest Rate: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund's assets may decrease, which will cause the Fund's net asset value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

LIBOR: The obligations of the parties under many financial arrangements, such as debt instruments (including senior loans) and derivatives, may be determined based in whole or in part on the London Inter-Bank Offered Rate ("LIBOR"). In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies, including for example, the Secured Overnight Funding Rate ("SOFR") for U.S. dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded and forward-looking term rate. Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including, among others, whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund's existing investments, including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the transition period. Markets relying on new, non-LIBOR rates are developing slowly, and may offer limited liquidity. The general unavailability of LIBOR and the transition away from LIBOR to other rates could have a substantial adverse impact on the performance of the Fund.

Leverage: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Further, because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. The Fund is subject to certain restrictions imposed by lenders to the Fund and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Fund by the 1940 Act. These restrictions could impede the manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. As of June 6, 2022 the Fund had $54.9 million in outstanding borrowings under its credit facility.

Limited Liquidity For Investors: The Fund does not repurchase its shares on a daily basis and no market for the Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates.

Limited Secondary Market for Loans: Because of the limited secondary market for loans, the Fund may be limited in its ability to sell loans in its portfolio in a timely fashion and/or at a favorable price. Transactions in loans typically settle on a delayed basis and typically take longer than 7 days to settle. As a result the Fund may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Fund to meet its repurchase obligations and may increase the amounts the Fund may be required to borrow. It may also limit the ability of the Fund to repay debt, pay dividends, or to take advantage of new investment opportunities.

Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of the Fund's investments, including beyond the Fund's direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund's service providers.

Non-U.S. and Non-Canadian Issuers: Investment in foreign borrowers involves special risks, including that foreign borrowers may be subject to: less rigorous regulatory, accounting, and reporting requirements than U.S. borrowers; differing legal systems and laws relating to creditors' rights; the potential inability to enforce legal judgments; economic adversity that would result if the value of the borrower's non-U.S. dollar denominated revenues and assets were to fall because of fluctuations in currency values; and the potential for political, social, and economic adversity in the foreign borrower's country.

Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds ("ETFs"), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

Temporary Defensive Positions: When market conditions make it advisable, the Fund may hold a portion of its assets in cash and short-term interest bearing instruments. Moreover, in periods when, in the opinion of the manager, a temporary defensive position is appropriate, up to 100% of the Fund's assets may be held in cash, short-term interest bearing instruments and/or any other securities the manager considers consistent with a temporary defensive position. The Fund may not achieve its investment objective when pursuing a temporary defensive position.

Valuation of Loans: The Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans, exposing the Fund to the risk that the price at which it sells loans will be less than the price at which they were valued when held by the Fund. Reliable market value quotations may not be readily available for some loans and determining the fair valuation of such loans may require more research than for securities that trade in a more active secondary market. In addition, elements of judgment may play a greater role in the valuation of loans than for more securities that trade in a more developed secondary market because there is less reliable, objective market value data available. If the Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the manager deems it advisable to do so. Even if the Fund itself does not own a relatively large portion of a particular loan, the Fund, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The aggregate amount of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by the Fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the Fund.

5.The "Investment Objective" sub-section of the "Investment Objective and Policies" section of the Fund's prospectus is replaced in its entirety with the following:

The Fund's investment objective is to provide investors with a high level of monthly income. The investment objective is fundamental and may not be changed without a majority vote of the shareholders of the Fund. See "Description of the Fund – Fundamental and Non-Fundamental Investment Policies of the Fund" later in this Prospectus. The Fund seeks to achieve this investment objective by investing in the types of assets described below:

1.Senior Loans. Under normal market conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes) will be invested in Senior Loans. This investment policy may be changed without shareholder approval so long as the Fund provides its shareholders with at least 60 days' prior notice of any changes in this investment policy. Under normal market conditions, the Fund invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.

The Senior Loans in which the Fund invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically rated below investment-grade credit quality. Investments rated below investment- grade (or of similar quality if unrated) are commonly known as high-yielding, high risk investments or as "junk" investments.

The Fund typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Fund becomes one of a number of lenders investing in the loan. The Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed.

The Fund seeks to minimize such counterparty risk by purchasing such investments only from large, well established and highly rated counterparties.

2.Other Investments. Under normal market conditions, the Fund may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments ("Other Investments"):

•loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada;

•unsecured floating rate loans, notes, and other debt instruments;

•floating rate subordinated loans;

•tranches of floating rate asset-backed securities, including structured notes;

•corporate debt securities;

•subject to 1940 Act limitations, other investment companies such as money market funds;

•executing repurchase and reverse repurchase agreements; and

•equity securities incidental to investments in loans.

3.Cash and Short-Term Instruments. Under normal market conditions, the Fund may invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or short-term instruments.

4.Other Investment Strategies. The Fund may lend its portfolio securities, on a short- term or long-term basis, in an amount up to 33 "1∕3% of its total assets.

6.The "Investment Policies" section of the Fund's prospectus is replaced in its entirety with the following:

The Adviser and Sub-Adviser follow certain investment policies set by the Fund's Board. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.

1.Limitations on currencies. The Fund's investments must be denominated in U.S. dollars, provided that the Fund may invest up to 15% of its total assets in investments denominated in the OECD currencies (including the euro), other than the U.S. dollar. The Fund will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Fund arising from foreign currency fluctuations.

2.Maturity. Although the Fund has no restrictions on portfolio maturity, under normal market conditions, at least 80% of the Fund's total assets will be invested in assets with remaining maturities of ten years or less.

3.Limitations on Other Investments. The Fund may also invest up to 20% of its total assets, measured at the time of investment, in Other Investments. The following additional limitations apply to Other Investments:

•Unsecured Debt Instruments. The Fund may not invest in unsecured floating rate loans, notes, and other debt instruments, in an aggregate amount that exceeds 20% of the Fund's total assets, measured at the time of investment.

•Equities. The Fund may acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt.

•Subordinated Loans. The Fund may not invest in floating rate subordinated loans, whether or not secured, in an aggregated amount that exceeds 5% of its total assets, measured at the time of investment.

•Corporate Debt Securities. The Fund may not invest in corporate debt securities in an aggregate amount that exceeds 10% of the Fund's total assets, measured at the time of investment.

•Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act, calculated at the time of purchase.

4.Investment Quality; Credit Analysis. Loans in which the Fund invests generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the Adviser or Sub-Adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The Adviser or Sub- Adviser performs its own independent credit analysis of each borrower. In so doing, the Adviser or Sub-Adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The Adviser or Sub-Adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Fund. See "Risk Factors and Special Considerations - Credit for Loans."

5.Use of Leverage. The Fund may borrow money and issue Preferred Shares to the fullest extent permitted by the 1940 Act. See "Investment Objective and Policies - Policy on Borrowing" and "Investment Objective and Policies - Policy on Issuance of Preferred Shares."

7.The following individuals are jointly responsible for the day-to-day management of the Fund's portfolio.

Jeffrey A. Bakalar, Portfolio Manager of the Fund since 2000, is also Managing Director and Group Head of Voya IM's Leveraged Credit group since January 2000.

Kelly Byrne, Portfolio Manager and Senior Vice President, has been with Voya IM's Leveraged Credit group since January 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE